EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Banker's Store, Inc. (the "Company") on Form 10- QSB for the fiscal quarter ended August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul D. Clark, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                             /s/ PAUL D. CLARK
                                             ------------------
                                             PAUL D. CLARK
                                             PRESIDENT, CHIEF EXECUTIVE OFFICER
                                             AND CHIEF FINANCIAL OFFICER

OCTOBER 20, 2004